Capital Group Core Equity ETF
Investment portfolio
February 29, 2024
unaudited
Common stocks 98.07% Information technology 23.79%	Shares	Value (000)
Microsoft Corp.	436,899	$180,719
Broadcom, Inc.	106,881	138,998
NVIDIA Corp.	35,801	28,323
Apple, Inc.	153,016	27,658
Accenture PLC, Class A	62,762	23,522
Salesforce, Inc.[1]	60,995	18,836
Texas Instruments, Inc.	93,828	15,700
Applied Materials, Inc.	75,462	15,215
Taiwan Semiconductor Manufacturing Co., Ltd.	632,000	13,796
Seagate Technology Holdings PLC	125,645	11,691
Adobe, Inc.[1]	17,644	9,885
SK hynix, Inc.	82,037	9,623
Intel Corp.	217,233	9,352
ServiceNow, Inc.[1]	10,868	8,383
ASML Holding NV	7,814	7,352
Analog Devices, Inc.	34,192	6,559
KLA Corp.	9,015	6,151
NICE, Ltd. (ADR)[1]	17,810	4,366
		536,129
Industrials 16.37%
General Electric Co.	376,840	59,122
RTX Corp.	362,811	32,533
Carrier Global Corp.	456,301	25,361
TransDigm Group, Inc.	17,284	20,356
General Dynamics Corp.	71,387	19,507
Automatic Data Processing, Inc.	71,335	17,914
Northrop Grumman Corp.	37,345	17,217
Woodward, Inc.	114,587	16,213
GFL Environmental, Inc., subordinate voting shares	422,869	15,257
Waste Connections, Inc.	91,469	15,224
Safran SA	67,953	14,226
Equifax, Inc.	48,833	13,360
Airbus SE, non-registered shares	76,219	12,599
Lincoln Electric Holdings, Inc.	47,151	12,099
TFI International, Inc.	75,857	11,213
United Rentals, Inc.	15,796	10,951
Boeing Co.[1]	51,138	10,418
ITT, Inc.	81,572	10,290
Old Dominion Freight Line, Inc.	21,089	9,331
Union Pacific Corp.	34,336	8,711
Waste Management, Inc.	34,080	7,009
United Airlines Holdings, Inc.[1]	115,625	5,260
Concentrix Corp.	66,908	4,847
		369,018
Capital Group Core Equity ETF — Page 1 of 6

unaudited
Common stocks (continued) Health care 13.40%	Shares	Value (000)
Abbott Laboratories	469,859	$55,744
UnitedHealth Group, Inc.	91,088	44,961
AbbVie, Inc.	227,531	40,057
Eli Lilly and Co.	39,141	29,500
GE HealthCare Technologies, Inc.[1]	264,618	24,154
Danaher Corp.	93,615	23,698
Thermo Fisher Scientific, Inc.	34,495	19,668
Novo Nordisk AS, Class B	121,035	14,386
Vertex Pharmaceuticals, Inc.[1]	33,153	13,949
Regeneron Pharmaceuticals, Inc.[1]	7,430	7,178
DexCom, Inc.[1]	54,318	6,250
Insulet Corp.[1]	36,461	5,980
Johnson & Johnson	36,279	5,855
Zoetis, Inc., Class A	28,887	5,729
Bristol-Myers Squibb Co.	95,470	4,845
		301,954
Financials 11.88%
Mastercard, Inc., Class A	119,797	56,875
JPMorgan Chase & Co.	227,834	42,391
Visa, Inc., Class A	80,937	22,876
Marsh & McLennan Companies, Inc.	93,318	18,875
Arthur J. Gallagher & Co.	74,924	18,276
Wells Fargo & Co.	249,016	13,843
KKR & Co., Inc.	133,571	13,125
BlackRock, Inc.	14,837	12,038
B3 SA - Brasil, Bolsa, Balcao	4,139,940	10,685
Global Payments, Inc.	66,265	8,594
FleetCor Technologies, Inc.[1]	29,318	8,188
State Street Corp.	93,341	6,882
PNC Financial Services Group, Inc.	46,520	6,848
Blue Owl Capital, Inc., Class A	356,799	6,408
Morgan Stanley	70,675	6,081
Aon PLC, Class A	17,923	5,663
Chubb, Ltd.	22,018	5,541
Webster Financial Corp.	94,420	4,498
		267,687
Communication services 9.86%
Alphabet, Inc., Class A1	404,002	55,938
Alphabet, Inc., Class C1	283,116	39,574
Meta Platforms, Inc., Class A	175,954	86,240
Netflix, Inc.[1]	36,041	21,730
Comcast Corp., Class A	315,929	13,538
Take-Two Interactive Software, Inc.[1]	33,383	4,905
Charter Communications, Inc., Class A1	718	211
		222,136
Consumer discretionary 8.87%
Amazon.com, Inc.[1]	343,262	60,675
Royal Caribbean Cruises, Ltd.[1]	148,714	18,344
Hilton Worldwide Holdings, Inc.	84,597	17,285
Restaurant Brands International, Inc.	185,059	14,370
Home Depot, Inc.	35,665	13,574
InterContinental Hotels Group PLC	120,078	12,702
Capital Group Core Equity ETF — Page 2 of 6

unaudited
Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Churchill Downs, Inc.	89,208	$10,872
Wyndham Hotels & Resorts, Inc.	120,568	9,229
Marriott International, Inc., Class A	36,786	9,192
Chipotle Mexican Grill, Inc.[1]	2,872	7,722
Burlington Stores, Inc.[1]	34,993	7,177
NIKE, Inc., Class B	67,355	7,000
General Motors Co.	170,438	6,985
Entain PLC	404,873	4,666
		199,793
Consumer staples 3.89%
Philip Morris International, Inc.	468,925	42,184
British American Tobacco PLC	605,365	17,919
Dollar Tree Stores, Inc.[1]	73,275	10,748
Molson Coors Beverage Co., Class B, restricted voting shares	160,006	9,988
Anheuser-Busch InBev SA/NV	114,039	6,868
		87,707
Energy 3.20%
Chevron Corp.	151,090	22,967
Canadian Natural Resources, Ltd. (CAD denominated)	278,427	19,395
ConocoPhillips	140,768	15,842
Baker Hughes Co., Class A	269,323	7,969
TC Energy Corp.	149,948	5,931
		72,104
Utilities 3.19%
PG&E Corp.	1,202,457	20,069
Constellation Energy Corp.	81,401	13,712
Edison International	191,942	13,056
Sempra	119,370	8,427
CenterPoint Energy, Inc.	227,017	6,243
Engie SA	361,392	5,795
AES Corp.	306,645	4,661
		71,963
Materials 2.23%
Linde PLC	38,129	17,113
Celanese Corp.	84,455	12,835
LyondellBasell Industries NV	78,440	7,866
Corteva, Inc.	145,584	7,792
Vale SA (ADR), ordinary nominative shares	350,640	4,702
		50,308
Real estate 1.39%
VICI Properties, Inc. REIT	599,831	17,953
Equinix, Inc. REIT	15,112	13,432
		31,385
Total common stocks (cost: $1,804,756,000)		2,210,184
Capital Group Core Equity ETF — Page 3 of 6

unaudited
Short-term securities 1.84% Money market investments 1.84%	Shares	Value (000)
Capital Group Central Cash Fund 5.41%[2,3]	414,343	$41,434
Total short-term securities (cost: $41,431,000)		41,434
Total investment securities 99.91% (cost: $1,846,187,000)		2,251,618
Other assets less liabilities 0.09%		1,988
Net assets 100.00%		$2,253,606
Investments in affiliates3

	Value at 6/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 2/29/2024 (000)	Dividend or interest income (000)
Short-term securities 1.84%
Money market investments 1.84%
Capital Group Central Cash Fund 5.41%[2]	$44,001	$166,263	$168,836	$5	$1	$41,434	$1,916
[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at February 29, 2024.
[3]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Capital Group Core Equity ETF — Page 4 of 6

unaudited
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At February 29, 2024, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
CAD = Canadian dollars
REIT = Real Estate Investment Trust
Capital Group Core Equity ETF — Page 5 of 6

unaudited
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2024 Capital Group. All rights reserved.
ETGEFP3-301-0424O-S96502	Capital Group Core Equity ETF — Page 6 of 6